STOCK PLEDGE AND SECURITY AGREEMENT


Stock Pledge and Security Agreement dated as of the 24th day of August, 1999 by ROBERT (KEN) HONEYMAN ("Pledgor") to and for the benefit of Y.L. Hirsch, Sholem Liebenthal, Amram Rothman, Joshua
Heimlich, and Zvi Y. Zelikovitz ("Pledgees").

WHEREAS:

A.  The Pledgees have purchased from Lakota Technologies, Inc.
("Company"), $750,000 aggregate principal amount of the Company's
8% Convertible Notes due August 24, 2001 ("Convertible Notes");

B. The Convertible Notes will be convertible into shares of the Company's common stock, no par value per share ("Common Stock");

C. In order to induce the Pledgees to purchase the Convertible Notes, Pledgor, in a Guaranty ("Guaranty") executed simultaneously with this Stock Pledge and Security Agreement, has agreed to guarantee the (i) obligations of the Company under the Convertible Notes and the related transaction documents, including but not limited to the Securities Purchase Agreement ("Agreement"), the (ii) Company's obligations to issue to the Pledgees warrants to purchase shares of Common Stock of the Company and certain registration rights with respect to shares of Common Stock issuable (A) as interest under, and upon conversion of, the Convertible Notes (collectively, the "Conversion Shares"), and (B) upon exercise of the Warrants
("Warrant Shares"), all as set forth in the Registration Rights Agreement ("Registration Rights Agreement") executed simultaneously with the Agreement; and

D. Pledgor has agreed to deliver this Stock Pledge and Security Agreement as security for the performance of the Guaranty, and 1,958,000 shares of Common Stock owned by Pledgor in the Company, which shares are 100% owned by Pledgor ("Shares").


NOW THEREFORE, in consideration of the premises and in order to induce the Pledgees to purchase the Convertible Notes and enter in to the Agreement and Registration Rights Agreement , Pledgor hereby agrees as follows:

I.  Stock Pledge and Security Interest

1.1 Pledge. Pledgor hereby pledges as security for the repayment of the Obligations, as defined below, and grants a security interest in, all of their right, title and interest in and to the Shares.

1.2 Security for Obligations. This Stock Pledge and Security Agreement secures the payment of all Obligations under the Convertible Notes, the Agreement, the Registration Rights Agreement, the Warrant Shares and this Stock Pledge and Security Agreement. Until payment, performance and discharge in full of all Obligations, the pledge and security interest granted under

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this Stock Pledge and Security Agreement in the Shares shall continue in full force and effect.  "Obligations" shall mean :

(i) the due and punctual payment of (a) the principal and interest under the Convertible Notes when due, whether at maturity, by acceleration, or otherwise, and/or the Company's obligation to convert the Convertible Notes into Common Stock as set forth therein and upon the terms and conditions set forth therein, and (ii) any and all fees and monetary obligations of the Company under the Agreement;

(ii) payment when due of any other monetary obligations which are due and owing under the Convertible Notes, the Agreement, the Registration Rights Agreement or this Stock Pledge and Security Agreement;

(iii) any and all costs and expenses of the Pledgees incurred in enforcing the Convertible Notes, the Agreement, the Registration
Rights Agreement, the Warrant Shares or this Stock Pledge and Security Agreement with respect to any action which may be taken by the Pledgees in enforcing payment of the Obligations or in selling or taking possession of the Shares;

(iv) the Obligations of the Company with regard to causing a registration statement, as provided in the Registration Rights Agreement, to be declared effective no later than December 1, 1999; and

(v) the Obligations of the Company to issue its registered shares of Common Stock in accordance with the terms and conditions of the Warrants issued in connection with the Agreement and the Convertible Notes.

1.3 Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (i) Pledgor shall remain liable under the Guaranty for the Obligations to the same extent as if this Stock Pledge and Security Agreement had not been executed, and (ii) the exercise by the Pledgees of any of the rights hereunder shall not release Pledgor from any of his duties or Obligations under the Guaranty. Except as expressly set forth herein, the Pledgees shall have no obligation nor liability with respect to the Shares by reason of this Stock Pledge and Security Agreement, nor shall the Pledgees be obligated to perform any of the obligations or duties of a shareholder, or to take any action on behalf of any of the Company in the event any of the rights and remedies under this Stock Pledge and Security Agreement are exercised.

1.4 Negative Covenants. Pledgor shall not, without the prior written consent of the Pledgees sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Shares, or create or permit to exist any senior or pari passu lien, security interest, option or other charge or encumbrance upon or with respect to any of the Shares, except for the security interests contemplated in this Stock Pledge and Security Agreement.

1.5  Delivery of Shares.

(a)  Simultaneously with the execution of this Stock Pledge and Security

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Agreement, Pledgor shall deliver or cause the delivery of
certificates representing all of the Shares to the Pledgees or their designative representative or representatives.

(b) Delivery of the Shares pursuant to this Section 1.5, shall be considered for all purposes as delivery to the Pledgees, and the Pledgees' security interest in and to such Shares shall be deemed perfected by such delivery.

(c) Upon performance in full of the Obligations, the Pledgees shall deliver the Shares to Pledgor in accordance with Pledgor's written instructions.

1.6    Delivery of Financing Statement.  Simultaneously with the
execution of this Stock Pledge and Security Agreement, Pledgor shall execute and deliver to the Pledgees UCC-1 Financing Statements covering the Shares for filing and recording in the county and state of Pledgor's residence ("Financing Statements"), and upon such delivery the Pledgees are authorized by Pledgor  to file and
record the Financing Statements.   As long as this Stock Pledge and
Security Agreement is in effect, Pledgor shall execute and deliver to the Pledgees, as reasonably requested by the Pledgees, any and all additional Financing Statements, continuations or extensions thereof, which would permit the Pledgees to maintain, preserve and perfect the security interest granted under this Stock Pledge and Security
Agreement, and in the event Pledgor fails, for any reason, to honor such reasonable request, the Pledgees are hereby granted a power of attorney to execute and deliver such additional Financing
Statements, continuations or extensions thereof on behalf of Pledgor.

1.7 Delivery of Stock Powers. Simultaneously with the execution of this Stock Pledge and Security Agreement, Pledgor shall deliver to the Pledgees, in share and certificate denominations specified by the Pledgees, stock powers signed and executed by the Pledgor, on a form of stock power presently used by the Company's stock transfer agent, having medallion guarantees and with any other indicia of action required by the transfer agent, sufficient to vest in Pledgees upon presentation to the transfer agent, transfer and title to the Shares without any further action required by the Pledgor.

1.8 Legal Opinion. Simultaneously with the execution of this Stock Pledge and Security Agreement, Pledgor shall deliver to the Pledgees, in a form acceptable to counsel for the Pledgees, the opinion of his counsel and counsel to the Company, if different, that the Shares, upon exercise by the Pledgees of their pledge and security interest pursuant to this Stock Pledge and Security Agreement, will be issued by the transfer agent without any restriction or restrictive legend of any nature and shall be freely tradeable and saleable by the Pledgees if they so choose at the time of issuance.


II.  Representations and Warranties

2.1 Representations and Warranties. Pledgor hereby represents and warrants to the Pledgees as follows:

(a) Pledgor owns the Shares free and clear of any and all liens and encumbrances of any nature whatsoever, and has the right, full power and authority to execute and deliver this Stock
Pledge and Security Agreement and the Guaranty and all other documents, agreements, certificates and instruments to be delivered by them pursuant thereto and to perform the transactions contemplated herein.

(b) Pledgor has never previously (i) sold, transferred, assigned, or given options or warrants to the Shares, nor (ii) encumbered all or any portion of the Shares except as set forth in this Stock Pledge and Security Agreement.

(c) The execution and delivery of this Stock Pledge and Security Agreement does not, and the consummation of the transactions contemplated hereby, will not, conflict with, or result in any violation or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under any provision of the Company's Articles of Incorporation, and any amendments thereto, by-laws or stockholders agreement, if any, or any material mortgage, indenture, pledge, instrument or any agreement of any nature of the Company, or any judgment, decree, statute, law, ordinance, rule or regulation applicable to the Company whether by contract and agreement or by virtue of operation of law.

(d) The execution and delivery of this Stock Pledge and Security Agreement is a valid and binding agreement on the part of Pledgor in accordance with its terms.

(e) No consent of any other person or entity and no authorization, approval or action by, and no notice or filing with any governmental authority or regulatory body is required for (i) the grant by Pledgor of the pledge and security interest granted herein or for the execution, performance or delivery of this Stock Pledge and Security Agreement by Pledgor, or (ii) the perfection and maintenance of the pledge and security interest created hereby.

(f) There are no conditions precedent to the effectiveness of this Stock Pledge and Security Agreement that have not been satisfied or waived.

(g) This Stock Pledge and Security Agreement creates a valid security interest in the Shares, securing the payment and performance of all of the Obligations.


III.   Pledgees

3.1 Pledgees Appointed Attorney in Fact. Pledgor hereby irrevocably appoints the Pledgees as his attorney in fact, with full authority in the place and stead of Pledgor, and in his name or otherwise, from time to time in the Pledgees' reasonable discretion to take any action and to execute any instrument which the Pledgees may deem necessary or advisable to accomplish the purposes of this Stock Pledge and Security Agreement as permitted in Article IV, including, without limitation:

(a) to take any and all action permitted under Article IV of this Stock Pledge and Security Agreement; and

(b) to exercise any and all rights of a shareholder of the Company, and otherwise to exercise ownership interest in the Shares, with or without stock powers.

3.2 Pledgees' Duties. The powers conferred on the Pledgees are solely to protect the Pledgees' interest in the Shares and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Shares in its possession and the accounting for moneys actually received by it hereunder, the Pledgees shall have no duty to act as to the Shares or as to the taking of any steps to preserve rights against any parties or any other rights pertaining to the Shares.

3.3  Indemnity and Expenses.

(a) Pledgor agrees to indemnify the Pledgees from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising from this Stock Pledge and Security Agreement (including without limitation enforcement of this Stock Pledge and Security
Agreement.

(b) Pledgor will upon demand pay to the Lender the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which the Pledgees may incur in connection with the enforcement of the Pledgees' rights under this Stock Pledge and Security Agreement.

(c) The Pledgees shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereafter without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Pledgees may act in reliance upon any instrument or signature believed by it to be genuine and may assume, unless it has actual knowledge to the contrary, that the person purporting to give notice of receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(d) The agreements in this Article III shall survive the payment, performance or satisfaction in full of the Obligations or the termination of this Stock Pledge and Security Agreement.


IV.  Default and Remedies

4.1 Events of Default. Any Event of Default shall mean the happening of any of the following:

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(a)  Any representation or warranty contained in this Stock Pledge and
Security Agreement shall be false or prove to be false or misleading in any material respect when made or given or deemed to be made or given.

(b) Any covenant set forth in this Stock Pledge and Security Agreement shall not be observed by Pledgor in any material respect.

(c) Any of the Obligations have not been paid when due or beyond any applicable grace period.

(d) Any of the payments or Obligations due to be paid or performed by the Company under the Agreement, the Convertible Notes or the Registration Rights Agreement have not been paid or performed when due or beyond any applicable grace period.

(e) Pledgor shall (i) voluntarily commence any proceeding or file a petition for relief under the United States Bankruptcy Code, or any other federal or state bankruptcy, insolvency or similar law, or under the bankruptcy laws of any other country, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the employment of a receiver, trustee, custodian, sequestrator or similar official for any of themselves or for a substantial portion of their property, (iv) make a general assignment for the benefit of creditors, or (v) become unable or admit in writing the inability or the failure generally to pay their debts as they become due.

(f) The Company shall sell or agree to sell substantially all of its stock, assets or tradenames and trademarks, or shall enter into a merger agreement with another entity or company.

4.2 Default. A Default shall exist hereunder if an Event of Default shall have occurred under this Stock Pledge and Security Agreement.

4.3 Remedies. If a Default exists under this Stock Pledge and Security Agreement, the Pledgees may take any or all of the following actions upon written notice to Pledgor:

(a) declare any or all of the Obligations due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived;

(b) apply any or all proceeds of sale of the Shares to the payment of the Obligations;

(c) exercise any and all rights afforded to the shareholders of the Company with respect to the Shares;

(d) take possession and ownership of the Shares or any of the Shares in the name of the Pledgees or of any other person or entity designated by the Pledgees and in such case apply the closing bid price of the Shares as quoted on the National Association of Securities Dealers

Electronic Bulletin Board, or any other exchange on which the Shares are then listed, less a discount of 25% at the time of actual sale of the Shares ("Market Price"), whether or the not the Shares are sold at one time or on more than one occasion, using the Market
Price each time the Shares are sold, to reduction of the Obligations;

(e) exercise all the rights and remedies provided for herein or otherwise available under the laws of any jurisdiction, and all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York, or any other state or jurisdiction as applicable.


V. Miscellaneous

5.1 Further Assurances. Pledgor agrees that from time to time, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Lender may reasonably request, in order to perfect and protect the pledge and security interest hereunder, or to enable the Pledgees to enforce their rights and remedies hereunder with respect to the Shares including but not limited to executing and filing financing or continuation statements, or amendments thereto, and such other notices, as may be necessary in order to perfect and preserve the pledge and security interest granted hereunder.

5.2 Security Interest Absolute. All rights of the Pledgees and the pledge and security interest hereunder, and all obligations of Pledgor shall be absolute and unconditional, irrespective of:

(a) any lack of validity of enforceability of the Agreement, Convertible Notes, Registration Rights Agreement or Warrant Shares;

(b) any change in the time, manner or place of payment of, or in any other term of, any or all of the Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, Convertible Notes, Registration Rights Agreement or this Stock Pledge and Security Agreement;

(c)  any taking, exchange, release or non-perfection of the Shares;

(d) any manner of application of the Shares or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of the Shares for all or any of the Obligations; or

(e) any change, restructuring or termination of the corporate structure or existence of the Company.

5.3 Notices. All notices or other communications provided for hereunder shall be in writing and mailed, by Fedex or express mail service with proof of delivery, and by telefax as follows:

If to Pledgor:

Mr. Robert (Ken) Honeyman
2849 Paces Ferry Road
Atlanta Georgia 30339
Fax: 770-433-9194

If to Pledgees:

c/o Portfolio investment Strategies Corp.
6 Lake Street, Suite 1800
Monroe, New York 10950
Fax: 914-774-7275

5.4 Continuing Pledge and Security Interest. This Stock Pledge and Security Agreement shall create a continuing pledge and security interest in the Shares and shall (i) remain in full force and effect until the Obligations have been fully performed and paid, (ii) be binding upon Pledgor, his successors, representatives and assigns, and (iii) inure, together with the rights and remedies of the Pledgees hereunder, to the benefit of the Pledgees and their successors, transferees and assigns. Upon the payment and performance of the Obligations, the security interest granted hereunder shall terminate, all rights to the Shares shall revert to Pledgor, and the Shares, or if any of the Shares have been sold hereunder or ownership has been transferred to the Pledgees, the remaining Shares shall be delivered to Pledgor or his designee set forth in writing by Pledgor.

5.5  Consent to Jurisdiction.  Pledgor hereby irrevocably consents to the jurisdiction of any New York State or federal court, sitting i
n New York City, in any action or proceeding arising out of or relating to this Stock Pledge and Security Agreement. Pledgor hereby irrevocably waives, to the fullest extent possible the defense of an inconvenient forum to the maintenance of such action or proceeding. Service of process may be effectuated by certified mail, return receipt requested, or by Fedex with evidence of delivery to the
parties at the addresses set forth above.   Nothing herein shall
affect the right of the Pledgees to serve process in any other manner permitted by law or to affect the right of the Pledgees to bring any action or proceeding against Pledgor in any other court or jurisdiction.

5.6 Consequential Damages. In no event (other than in respect of fraud or wilful misconduct or gross negligence) shall the Pledgees be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

5.7 Amendments. No amendment or waiver of any provision of this Stock Pledge and Security Agreement, and no consent to any departure by Pledgees herefrom shall in any event be effective unless the same shall be in writing and signed by the Pledgees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.8 Governing Law; Terms. This Stock Pledge and Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws rule which would result in the application of the laws of any other jurisdiction, except to the extent that the validity or perfection of the assignment and security interest hereunder, or remedies hereunder, in respect of the Shares are governed by the laws of a jurisdiction other than the State of New York.

5.9 Conflict. In the event that the provisions of this Stock Pledge and Security Agreement conflict with the provisions of the Agreement, then the provisions of this Stock Pledge and Security Agreement shall govern.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


Pledgor:


/s/ROBERT (KEN) HONEYMAN



Acknowledged and Agreed:




 /s/Y.L. HIRSCH




/s/SHOLEM LIEBENTHAL




/s/AMRAM ROTHMAN




/s/JOSHUA HEIMLICH




/s/ZVI Y. ZELIKOVITZ